State Street Corp.

Legal Services Department

P.O. Box 5049

Boston, MA 02206-5049

February 24, 2012

VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Attention:         Office of Filings, Information & Consumer Service

RE:	Wasatch Funds Trust (the “Trust”)

File Nos. 033-10451, 811-04920

Dear Sir/Madam:

The Supplement is being filed to submit exhibits containing interactive data format risk/return summary information that mirrors the risk/return summary information in the Supplement dated February 3, 2012 to the (i) Prospectus dated January 31, 2012 for the Investor Class shares of the Wasatch Core Growth Fund, Wasatch Emerging India Fund, Wasatch Emerging Markets Small Cap Fund, Wasatch Global Opportunities Fund, Wasatch Heritage Growth Fund, Wasatch International Growth Fund , Wasatch International Opportunities Fund, Wasatch Large Cap Value Fund, Wasatch Long Short Fund, Wasatch Micro Cap Fund, Wasatch Micro Cap Value Fund, Wasatch Small Cap Growth Fund , Wasatch Small Cap Value Fund, Wasatch Strategic Income Fund, Wasatch Ultra Growth Fund, Wasatch World Innovators Fund, Wasatch–1st Source Income Fund and Wasatch-Hoisington U.S. Treasury Fund, (ii) the Prospectus dated January 31, 2012 for Institutional Class Shares of the Wasatch Core Growth Fund, Wasatch Large Cap Value Fund and Wasatch Small Cap Value Fund, and (iii) the Prospectus dated January 31, 2012 for Investor Class shares of the Wasatch Frontier Emerging Small Countries Fund, that was filed electronically via EDGAR on February 3, 2012 (Accession # 0001193125-12-038555).

If you have any questions concerning this filing, you may contact me at (617) 662-1749.

Very truly yours,

/s/ Brian C. Poole

Brian C. Poole

Vice President and Counsel

cc:	R. Biles